STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is made and entered into as of July 8, 2005 by and among Acer Limited ("Seller"), Madison Avenue Holdings Inc., a Delaware corporation (the "Company"), and Alex Kam ("Purchaser" and together with Seller and the Company, the "Parties").

      WHEREAS, Seller is the sole record and beneficial owner of Five Hundred Thousand (500,000) shares of $.001 par value common stock of the Company, and wishes to sell 95% of those shares (the "Stock"); and

      WHEREAS, Purchaser wishes to purchase the Stock from Seller in a private sale that is not part of a distribution or public offering.

      NOW, THEREFORE, in the Parties hereto agree as follows:

1.    Agreement to Purchase and Sell the Stock. Subject to the terms and
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      conditions of this Agreement, at the Closing (as hereinafter defined),
      Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for a purchase price of One Hundred Twenty Thousand U.S. Dollars ($120,000) (the "Purchase Price"), four hundred and seventy-five hundred thousand (475,000) shares of common stock of the Company.

2.    Closing and Payment. In reliance upon the written representations and
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      warranties of Purchaser, Seller will sell and in reliance upon the written representations and warranties of Seller, Purchaser will purchase, at a single closing, the Stock. The closing shall be held on July 8, 2005, or such other date as the Parties may agree, at Guzov Ofsink, LLC, 600
      Madison Avenue, 14th Floor, New York, New York 10022 (the "Closing"). At the Closing, Seller will deliver to Purchaser original stock certificates evidencing the Stock to be purchased hereunder, along with completed and executed stock powers. At the Closing, Purchaser will deliver to Seller the Purchase Price by check or wire transfer to an account designated by Seller.

3.    Representations and Warranties of Seller. Seller hereby represents and
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      warrants to Purchaser that the statements in the following paragraphs of this Section 3 are all true and complete as of the date hereof and unless Seller gives written notice to Purchaser prior to the Closing to the contrary, will be true and correct on the date of Closing:

      3.1   Authority; Due Authorization; the Company. This Agreement has been
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            duly and validly executed and delivered by Seller, and upon the execution and delivery by Purchaser of this Agreement and the performance by Purchaser of its obligations herein, will constitute, a legal, valid and binding obligation of Seller. The Company, is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. The execution and delivery by Seller of this Agreement does not, and the performance by Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with or result in a violation or breach of any of the terms, conditions or provisions of any other agreement to which Seller is a party.

      3.2   Title to Securities. Seller is the sole record and beneficial owner
            --------------------
            of the Stock, owns the Stock free and clear of all liens and encumbrances and has sole dispositive power and authority with respect to the Stock.

      3.3   Valid Issuance. The Stock being purchased by the Purchaser hereunder
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            is, and shall be at the Closing, duly and validly issued, fully paid, and non-assessable and the offer and sale to Purchaser of the Stock will be made in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended and all applicable state securities laws .

      3.4   Capitalization of the Company. Immediately prior to the Closing, the
            ------------------------------
            authorized capital stock of the Company shall consist of a total of 10,000,000 (ten million) shares of Common Stock, $.001 par value (the "Common Stock"), of which 500,000 shares shall be issued and outstanding and there shall not be outstanding any securities which are convertible into or exercisable or exchangeable for any shares of Common Stock or other equity securities of the Company. There are no, and at the Closing there will be no,

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            outstanding warrants, options, or securities convertible into Common
            Stock or any other equity or debt securities of the Company, nor any commitments to issue the same.

      3.5   Litigation. There is no action, suit, proceeding or investigation
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            pending or, to the best knowledge of Seller, currently threatened against the Company or any subsidiary that may affect the validity of this Agreement or the right of the Seller to enter into this Agreement or to consummate the transactions contemplated hereby.

      3.6   Securities Laws. The Company has complied in all respects with
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            applicable federal and state securities laws, rules and regulations, including the Sarbanes Oxley Act of 2002, as such laws, rules and regulations apply to the Company and its securities; and (b) all shares of capital stock of the Company have been issued in accordance with applicable federal and state securities laws, rules and regulations. There are no stop orders in effect with respect to any of the Company's securities.

      3.7   Tax Returns, Payments and Elections. The Company has timely filed
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            all tax returns, statements, reports, declarations and other forms and documents and has, to date, paid all taxes due.

      3.8   `34 Act Reports. To the best knowledge of the Seller, none of the
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            Company's filings with the Stock and Exchange Commission through the latest applicable date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, in light of the circumstances in which they were made.

4.    Representations and Warranties of Purchaser. Purchaser hereby represents
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      and warrants to Seller that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof and unless Purchaser gives written notice to Seller prior to the Closing to the contrary, will be true and correct on the date of Closing:

      4.1   Exempt Transaction. Purchaser understands that the offering and sale
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            of the Stock is intended to be exempt from registration under the
            Act and exempt from registration or qualification under any state law.

      4.2   Investment Experience. The Purchaser is an experienced investor in
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            equity securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of an investment in the Stock. Purchaser has had full access to all the information Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Stock. Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock and to obtain additional information necessary to verify any information furnished to Purchaser or to which Purchaser had access. Purchaser has not relied on any oral representation made by the Company or agent of the Company.

      4.3   No General Solicitation. Purchaser has not received any general
            ------------------------
            solicitation or advertising regarding the offering of this Agreement.

      4.4   Restricted Securities. The Purchaser understands that the Stock he
            ----------------------
            is purchasing is characterized as "restricted Stock" under the U.S. federal securities laws inasmuch as the Stock is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Stock may be resold without registration under the Act only in certain limited circumstances. In this connection, the Purchaser represents that he is familiar with Rule 144 under the Securities Act of 1933, as amended (the "Act"), as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Purchaser understands that the Stock has not been and will not be registered under the Act or qualified in any state in which the Stock may be offered by the Purchaser, and thus the Purchaser will not be able to resell or otherwise transfer the Stock unless the Stock is registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.

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      4.5   Legends. It is understood that the certificates evidencing the Stock
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            may bear one or all of the following legends:

            (1) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT
            (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

            (2)   Any legend required by the Bylaws of the Company.

5.    CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING.

      5.1   Conditions to Closing. Subject to the terms hereof, the obligation
            ----------------------
            of the Purchaser to purchase the Stock at the Closing is subject to the fulfillment, prior to the Closing to the satisfaction of the Purchaser, of the following conditions, the waiver of which shall not be effective against Purchaser without written consent thereto:

      5.1.1 Representations and Warranties True and Correct. The representations
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            and warranties made by Seller in Section 3 hereof shall be true and correct and complete as of the date hereof, and shall be true and correct and complete as of the date of the Closing with the same force and effect as if they had been made on and as of such date.

      5.1.2 Access to Books and Records. Seller shall have provided Purchaser
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            with the following; a stock certificate or stock certificates totaling 475,000 shares of Common Stock together with a completed and executed stock power transferring the Stock to Purchaser; a copy of the Company's stock ledger; a certificate of good standing of the Company in Delaware as of a date not more than 30 days prior to the Closing and a copy of the Certificate of Incorporation and bylaws of the Company certified by the chief executive officer of the Company. In addition, upon reasonable notice, during business hours, Seller shall use his reasonable best efforts to cause the Company to give Purchaser reasonable access to the Company's books and records.

6.    CONDITIONS TO SELLER'S OBLIGATIONS AT THE CLOSING.
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      6.1   The obligations of the Seller under this Agreement with respect to the Purchaser are subject to the fulfillment at or before the Closing of the following conditions:

      6.1.1 Representations and Warranties. The representations and warranties
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            of the Purchaser contained in Section 4 hereof shall be true and correct as of such Closing.

      6.1.2 Payment of Purchase Price. Purchaser shall have delivered to the
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            Seller the Purchase Price.

7.    COVENANTS.
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      7.1   Seller hereby agrees that it will provide at least 200 shareholders when and if the Company includes its shares in a registration statement filed under the Securities Act of 1933, as amended (a "Registration Statement").

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      7.2   Seller hereby agrees that it shall, upon the effectiveness of a
            Registration Statement, he shall take all steps necessary to assist the Company in obtaining at least two market makers for its stock.

      7.3 In consideration for Seller's efforts in obtaining Purchaser to provide new business opportunities to the Company, the Company hereby covenants and agrees that, in the event that the Company successfully completes a merger or acquisition of one or more business entities located by Purchaser (such a merger or acquisition, the "Business Combination"), it shall issue such number of new shares of the common stock of the Company (the "New Shares") to Seller so that Seller will continue to retain 5% of equity ownership in the Company immediately after the close of the Business Combination. Purchaser further agrees to cause the Company to issue the New Shares to Seller in connection with the Business Combination.

8.    INDEMNIFICATION.
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      8.1   Seller's Indemnification. Seller agrees to indemnify, defend and
            -------------------------
            hold Purchaser and its officers, directors, employees, agents, consultants and assigns harmless from and against any claims, losses or expenses (including reasonable attorney's fees) resulting from or arising out of breach by Seller of any of his representations, warranties, covenants or obligations under this Agreement.

      8.2   Purchaser's Indemnification. Purchaser agrees to indemnify, defend
            ----------------------------
            and hold Seller and its officers, directors, employees, agents, consultants and assigns harmless from and against any claims, losses or expenses (including reasonable attorney's fees) resulting from or arising out of breach by Purchaser of any of the representations, warranties, covenants or obligations under this Agreement.

9.    MISCELLANEOUS. Any dispute, disagreement, conflict of interpretation or
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      claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the State of New York. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and the Purchaser. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.






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      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.


      SELLER: ACER LIMITED


      ---------------------------
      By: Cesar Villavicencio

      Title:  Chief Executive Officer



      COMPANY: MADISON AVENUE HOLDINGS INC.



      ----------------------------
      By:  Cesar Villavicencio

      Title:  Chief Executive Officer



      BUYER:


      --------------------------
      Alex Kam













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      State of New York, County of New York ss:



      On June 23, 2005 before me, the undersigned, personally appeared Cesar Villavicencio personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


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      (signature and office of individual taking acknowledgment)































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